Exhibit 23.2







CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
CCSB Financial Corp.



We hereby consent to the use in this Form S-8 of our report dated December 20, 2002 incorporated by reference.


                                              Michael Trokey & Company, P.C.
                                              Certified Public Accountants

                                              /s/ Michael Trokey & Company, P.C.
March 31, 2003
St. Louis, Missouri